UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

In connection with the proposed Financing (as defined below) described in Item 8.01 below, certain subsidiaries (“Jefferson”) within the Jefferson Terminal segment of FTAI Infrastructure Inc. (“FIP”) is providing potential investors with certain information not previously disclosed by FIP.

FIP, its affiliates and certain minority investors have directly or indirectly invested approximately $800 million in Jefferson as of January 2026.

Assuming full utilization through the leasing of Jefferson’s terminals up to the maximum capacity, Jefferson is targeting annual revenues of up to $186 million and Adjusted EBITDA of up to $109 million. These targets are based on a variety of assumptions, including that Jefferson is able to increase its throughput to an average of 545,000 bbls/day at a rate of approximately $0.80 per bbl throughput fees and $0.37 per bbl/month storage fee and incur annual operating expenses of approximately $64 million and annual general and administrative expenses of approximately $13 million. There can be no assurance that Jefferson will be able to meet these targets, and actual results may vary materially. Please see “Cautionary Language Regarding Forward-Looking Statements” below.

Jefferson is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, the ability to reach full utilization and the targeted capacity of terminals, the timing with respect to achieving such targets and the incurrence of expenses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934 (the “Securities Act”).

Item 8.01.	Other Events

On January 26, 2026, Jefferson announced the intention to launch a private offering of up to $255 million aggregate principal amount of notes (the “Financing”). This amount is preliminary and subject to change. The offer and sale of notes are expected to be made in reliance upon an exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act.

Jefferson intends to use the net proceeds from the Financing to (a) refinance all or part of the Facility Revenue Bonds, Taxable Series 2024B, issued by The Port of Beaumont Navigation District of Jefferson County, Texas (with Jefferson as the borrower and obligated party), (b) pay accrued and unpaid interest, prepayment premium and transaction fees, (c) fund the debt service reserve and funded interest accounts, and (d) provide for working capital. The Financing is subject to market and other conditions, and there is no assurance that the Financing will be completed or, if completed, as to the terms on which it will be completed.

The securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information in this Current Report on Form 8-K does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the notes or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FIP’s and Jefferson’s plans, objectives, expectations and intentions; the ability of Jefferson to lease storage, attract new customers, grow third-party business and achieve new revenue opportunities; the ability of Jefferson to reach full utilization and targeted capacity at terminals; the expected financial condition, results of operations and business of FIP and Jefferson; and the anticipated timing and the terms and conditions of the proposed Financing and uncertainties including, among other things, risks related to the launch of the proposed Financing and the satisfaction of the conditions of the closing of the proposed Financing in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the Financing; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the proposed Financing, including scheduled principal and interest payments; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2026

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President